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Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints John B. Roche and Steven F. Siegel, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-3 relating to (1) the possible issuance of up to 487,949 shares of common stock of New Plan Excel Realty Trust, Inc. upon the redemption of units of limited partnership interest in Excel Realty Partners, L.P. and (2) the offer and sale from time to time of up to 2,918 shares of common stock of New Plan Excel Realty Trust, Inc. that were previously issued to Unity Investors, LLC, any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

Date: January 7, 2005

/s/ WILLIAM NEWMAN William Newman

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints John B. Roche and Steven F. Siegel, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-3 relating to (1) the possible issuance of up to 487,949 shares of common stock of New Plan Excel Realty Trust, Inc. upon the redemption of units of limited partnership interest in Excel Realty Partners, L.P. and (2) the offer and sale from time to time of up to 2,918 shares of common stock of New Plan Excel Realty Trust, Inc. that were previously issued to Unity Investors, LLC, any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

Date: January 7, 2005

/s/ RAYMOND H. BOTTORF Raymond H. Bottorf

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints John B. Roche and Steven F. Siegel, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-3 relating to (1) the possible issuance of up to 487,949 shares of common stock of New Plan Excel Realty Trust, Inc. upon the redemption of units of limited partnership interest in Excel Realty Partners, L.P. and (2) the offer and sale from time to time of up to 2,918 shares of common stock of New Plan Excel Realty Trust, Inc. that were previously issued to Unity Investors, LLC, any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

Date: January 7, 2005

/s/ IRWIN ENGELMAN Irwin Engelman

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints John B. Roche and Steven F. Siegel, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-3 relating to (1) the possible issuance of up to 487,949 shares of common stock of New Plan Excel Realty Trust, Inc. upon the redemption of units of limited partnership interest in Excel Realty Partners, L.P. and (2) the offer and sale from time to time of up to 2,918 shares of common stock of New Plan Excel Realty Trust, Inc. that were previously issued to Unity Investors, LLC, any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

Date: January 7, 2005

/s/ NORMAN GOLD Norman Gold

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints John B. Roche and Steven F. Siegel, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-3 relating to (1) the possible issuance of up to 487,949 shares of common stock of New Plan Excel Realty Trust, Inc. upon the redemption of units of limited partnership interest in Excel Realty Partners, L.P. and (2) the offer and sale from time to time of up to 2,918 shares of common stock of New Plan Excel Realty Trust, Inc. that were previously issued to Unity Investors, LLC, any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

Date: January 7, 2005

/s/ MATTHEW GOLDSTEIN Matthew Goldstein

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints John B. Roche and Steven F. Siegel, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-3 relating to (1) the possible issuance of up to 487,949 shares of common stock of New Plan Excel Realty Trust, Inc. upon the redemption of units of limited partnership interest in Excel Realty Partners, L.P. and (2) the offer and sale from time to time of up to 2,918 shares of common stock of New Plan Excel Realty Trust, Inc. that were previously issued to Unity Investors, LLC, any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

Date: January 7, 2005

/s/ NINA MATIS Nina Matis

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints John B. Roche and Steven F. Siegel, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-3 relating to (1) the possible issuance of up to 487,949 shares of common stock of New Plan Excel Realty Trust, Inc. upon the redemption of units of limited partnership interest in Excel Realty Partners, L.P. and (2) the offer and sale from time to time of up to 2,918 shares of common stock of New Plan Excel Realty Trust, Inc. that were previously issued to Unity Investors, LLC, any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

Date: January 7, 2005

/s/ H. CARL MCCALL H. Carl McCall

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints John B. Roche and Steven F. Siegel, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-3 relating to (1) the possible issuance of up to 487,949 shares of common stock of New Plan Excel Realty Trust, Inc. upon the redemption of units of limited partnership interest in Excel Realty Partners, L.P. and (2) the offer and sale from time to time of up to 2,918 shares of common stock of New Plan Excel Realty Trust, Inc. that were previously issued to Unity Investors, LLC, any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

Date: January 4, 2005

/s/ MELVIN D. NEWMAN Melvin D. Newman

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints John B. Roche and Steven F. Siegel, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-3 relating to (1) the possible issuance of up to 487,949 shares of common stock of New Plan Excel Realty Trust, Inc. upon the redemption of units of limited partnership interest in Excel Realty Partners, L.P. and (2) the offer and sale from time to time of up to 2,918 shares of common stock of New Plan Excel Realty Trust, Inc. that were previously issued to Unity Investors, LLC, any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

Date: January 7, 2005

/s/ GEORGE PUSKAR George Puskar

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints John B. Roche and Steven F. Siegel, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-3 relating to (1) the possible issuance of up to 487,949 shares of common stock of New Plan Excel Realty Trust, Inc. upon the redemption of units of limited partnership interest in Excel Realty Partners, L.P. and (2) the offer and sale from time to time of up to 2,918 shares of common stock of New Plan Excel Realty Trust, Inc. that were previously issued to Unity Investors, LLC, any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

Date: January 7, 2005

/s/ GREGORY A. WHITE Gregory A. White

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